CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	May 03, 2014	Apr. 27, 2013	Apr. 28, 2012
Net loss	$ (47,268)	$ (157,806)	$ (64,840)
Other comprehensive earnings (loss), net of tax:
(Increase) decrease in minimum pension liability (net of deferred tax benefit (expense) of $(3,001), $38 and $3,336, respectively)	4,919	(57)	(5,005)
Total comprehensive loss	$ (42,349)	$ (157,863)	$ (69,845)